UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2017 (May 30, 2017)

CAREY CREDIT INCOME FUND – I

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01091	47-2009064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Rockefeller Plaza
New York, New York		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Trustees or Certain Officers; Election of Trustees; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 30, 2017, Mr. Mark M. Goldberg informed W. P. Carey Inc. (“W. P. Carey”) of his intended resignation, effective as of July 10, 2017, from his positions with W. P. Carey, the ultimate parent of the investment adviser to Carey Credit Income Fund (the “Master Fund”) and his positions as President of the Master Fund, Carey Credit Income Fund - I (the “Company”) and each of the other feeder funds, to pursue other interests.
Additionally, Mr. Goldberg has resigned as the Chief Executive Officer and President of the Master Fund's investment adviser Carey Credit Advisors, LLC (“CCA”). Mr. Jason E. Fox, President of W. P. Carey, has been named Chief Executive Officer and President of CCA.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAREY CREDIT INCOME FUND – I

Date: June 2, 2017	By:	/s/ Paul S. Saint-Pierre
PAUL S. SAINT-PIERRE
Chief Financial Officer and Secretary